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                                                                   EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-83766) of Encore Acquisition Company of our report dated January 31, 2003, with respect to the consolidated financial statements of Encore Acquisition Company included in this Annual Report on Form 10-K for the year ended December 31, 2002.



                                                          /s/ Ernst & Young LLP



Fort Worth, Texas


March 21, 2003